--------------------------------------------------------------------------------



----------------------------------
BERGSTROM
CAPITAL
CORPORATION
----------------------------------


2001 ANNUAL REPORT



Listed: American Stock Exchange (Ticker symbol: BEM)

Transfer Agent, Registrar and Custodian: State Street Bank and Trust Company, Boston, Massachusetts

Independent Auditors: Deloitte & Touche LLP, Boston, Massachusetts

Legal Counsel: Howard, Rice, Nemerovski, Canady, Falk & Rabkin PC, San Francisco, California

--------------------------------------------------------------------------------

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


              NOTICE OF IMPORTANT FEDERAL INCOME TAX INFORMATION

  It is the presently declared policy of the Board of Directors, which is subject to review by the Board of Directors from time to time, that in any year in which the Company is taxed as a regulated investment company all or a portion of the net long-term capital gains of the Company for such year may be retained by the Company, and if such gains are retained taxes thereon would be paid by the Company and appropriate credit therefore allowed to the stockholders of the Company, all as provided in Section 852(b)(3)(D) of the Internal Revenue Code. Stockholders of record on December 31 of such year would be required to include in their income tax returns their share of the Company's net long-term capital gains retained and take credit for the tax paid on their behalf by the Company. Stockholders of record on December 31 of such year should increase the tax basis of their stock by the excess of their share of the net long-term capital gains retained over the tax paid on their behalf. The Internal Revenue Code provides that, within 60 days following the end of such year, the Company would send Form 2439, Notice to Shareholders of Undistributed Capital Gains, to stockholders of record on December 31 of such year. The Internal Revenue Code also provides that, if a stockholder owned shares registered in the name of a broker or nominee on December 31 of such year, the broker or nominee would send Form 2439 to such stockholder within 90 days following the end of such year. For the years 1980 through 1984, 1986, 1987, 1989, and 1991 through 2000, the Company retained all or a portion of the net long-term capital gains realized. For the years 1985, 1988 and 1990 all of the net long-term capital gains realized were distributed.

  Since the Company did not retain any of the net long-term capital gains realized during the year 2001, a Form 2439, Notice to Shareholders of Undistributed Capital Gains, will not be issued for the year 2001.

  For the year 2001, the annual dividend paid on June 11, 2001 was in excess of the Company's net investment income and net realized capital gains for the year 2001. This excess constituted, in part, a return of stockholders' capital and, in part, a distribution of prior years earnings and profits.

  A Form 1099 was mailed in January 2002 to all stockholders of record on the dividend record date in 2001 setting forth the specific amounts to be included in their 2001 tax returns.

                 NOTICE OF DIVIDENDS PAID DURING THE YEAR 2001

   Record date.......................................................   5/17/01
   Payment date......................................................   6/11/01

   Sources of dividend:
   Net investment income for the year 2001........................... $  .42989
   Accumulated earnings and profits from prior years.................    .13941
                                                                      ---------
     Total ordinary income...........................................    .56930
   Net long-term capital gains realized during the year 2001.........   6.35972
   Tax return of capital.............................................   4.32098
                                                                      ---------
     Total dividends per share....................................... $11.25000
                                                                      =========

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------


  Per Share Record of Retained Long-Term Capital Gains and Federal Income Tax Paid Thereonand the Resulting Addition to Basis For Shares Owned on December 31
                                  of Each Year

                                                                       Addition
                                           Realized    Federal Income     To
     Year                                Gain Retained    Tax Paid    Cost Basis
     ----                                ------------- -------------- ----------
     1980...............................  $  1.12202     $ 0.31416    $  0.80786
     1981...............................     2.54730       0.71325       1.83405
     1982...............................     3.17322       0.88850       2.28472
     1983...............................     0.90205       0.25258       0.64947
     1984...............................     4.33021       1.21246       3.11775
     1985...............................     0.00000       0.00000       0.00000
     1986...............................     8.92561       2.49917       6.42644
     1987...............................     4.54443       1.54511       2.99932
     1988...............................     0.00000       0.00000       0.00000
     1989...............................    10.39050       3.53277       6.85773
     1990...............................     0.00000       0.00000       0.00000
     1991...............................     6.63253       2.25506       4.37747
     1992...............................     4.07776       1.38644       2.69132
     1993...............................     4.86668       1.70334       3.16334
     1994...............................     5.10839       1.78794       3.32045
     1995...............................     6.57985       2.30295       4.27690
     1996...............................     9.14813       3.20185       5.94628
     1997...............................    26.42722       9.24953      17.17769
     1998...............................     8.10292       2.83602       5.26690
     1999...............................    32.14513      11.25080      20.89433
     2000...............................    26.56522       9.29783      17.26739
     2001...............................     0.00000       0.00000       0.00000
                                          ----------     ---------    ----------
                                          $165.58917     $56.22976    $109.35941
                                          ==========     =========    ==========

 Per Share Record of Return of Capital Dividends and the Resulting Reduction of
              Basis For Shares Owned on the Following Record Dates

                              Reduction
                      Return     of
                        of      Cost
           Date      Capital    Basis
           ----      -------- ---------
       May 17, 2001  $4.32098 ($4.32098)
                     ======== =========

       THE COST BASIS OF A SHARE OWNED CONTINUOUSLY SINCE THE DATES SHOWN BELOW SHOULD BE INCREASED (OR DECREASED) BY THE NET AMOUNTS SHOWN:

December 31      1980         $105.03843         December 31         1992         $75.68362
December 31      1981         $104.23057         December 31         1993         $72.99230
December 31      1982         $102.39652         December 31         1994         $69.82896
December 31      1983         $100.11180         December 31         1995         $66.50851
December 31      1984         $ 99.46233         December 31         1996         $62.23161
December 31      1985         $ 96.34458         December 31         1997         $56.28533
December 31      1986         $ 96.34458         December 31         1998         $39.10764
December 31      1987         $ 89.91814         December 31         1999         $33.84074
December 31      1988         $ 86.91882         December 31         2000         $12.94641
December 31      1989         $ 86.91882           January 1         2001         ($4.32098)
December 31      1990         $ 80.06109              May 18         2001         $ 0.00000
December 31      1991         $ 80.06109

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


221 First Avenue West, Suite 320
Seattle, Washington 98119-4224

February 11, 2002

Dear Fellow Stockholders:

  Please refer to the Notice of Important Federal Income Tax Information and the Notice of Dividends Paid During the Year 2001 in this report for the details about the composition and reporting of the annual dividend paid in 2001. Since the Company did not retain any of the net long-term capital gains realized during the year 2001, a Form 2439, Notice to Shareholders of Undistributed Capital Gains, will not be issued for the year 2001. A Form 1099 was mailed in January 2002 to all stockholders of record on the dividend record date in 2001 setting forth the specific amounts to be included in their 2001 tax returns.

  During the year 2001 the Company's net assets decreased from $226,163,493 to $164,731,543 which is a decrease of $61,431,950. This decrease in net assets is after payment by the Company of $11,250,000 in dividends ($11.25 per share on June 11, 2001). The decrease in net assets, before deducting the payment of dividends, was $50,181,950 which was composed of net investment income of $429,886, realized gain on investments of $6,359,724, and a decrease in unrealized appreciation of $56,971,560.

  The per share net asset value decreased from $226.16 on December 31, 2000 to $164.73 on December 31, 2001. After adjustment for the dividends, the per share net asset value decreased 22.2%. During the same period the Dow Jones Industrial Average, adjusted for dividends, decreased 5.4% and the Standard & Poor's 500 Stock Average, adjusted for dividends, decreased 11.9%. The per share net asset value on Friday, February 8, 2002 was $155.40.

  During the year 2001 the Company had total interest and dividend income of $1,472,796 as compared to $1,436,778 for the same period in 2000 for an increase of $36,018. During the year 2001 total expenses were $1,042,910 which is a $240,296 decrease from $1,283,206 for the year 2000. The resulting net investment income of $429,886 for the year 2001 is an increase of $276,314 from $153,572 for the year 2000.

  Please refer to Major Portfolio Changes during the fourth quarter of 2001 and Ten Largest Portfolio Holdings at year end in this report. The value of the Company's investment in the securities of Amgen, Inc. amounted to 13.6% of the Company's investments at December 31, 2001. The investment of a substantial percentage of the Company's assets in the securities of a single issuer or industry exposes the Company to a greater risk of loss resulting from unfavorable price movements or market conditions relating to such issuer or industry.

  The Company does not have a dividend reinvestment program. The Company has considered this over the years and has determined that the cost of such a program would not be commensurate with the benefit. The Company's policy of retaining a portion of the net long-term capital gains in certain years accomplishes some of the same goals as would a dividend reinvestment program.

  The Company's shares of capital stock are traded on the American Stock Exchange and are identified by the stock ticker symbol BEM. The net asset value per share as of Friday's close of business is published each Saturday in Barrons, each Sunday in the New York Times, and each Monday in the Wall Street Journal and certain other publications under "Closed-End Funds". This information is also available on the Internet on a daily basis through a variety of sources. The Company is not responsible for inaccuracies or omissions in the dissemination of this information.

  Please refer to Information About Directors and Officers in this report.

  Your Company welcomes questions or comments from stockholders. If you wish to communicate with the Company's transfer agent, State Street Bank and Trust Company, the address is P.O. Box 8200, Boston, Massachusetts 02266-8200 and the telephone number is 1-800-426-5523.

Yours very truly,

/s/ William L. McQueen

William L. McQueen
President

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------


                            MAJOR PORTFOLIO CHANGES
                               ($500,000 or more)
                   During the Quarter Ended December 31, 2001

                                                           SHARES
                                              ---------------------------------
                                                                       HELD
                                                                   DECEMBER 31,
SECURITY NAME                                 ADDITIONS REDUCTIONS     2001
--------------------------------------------- --------- ---------- ------------
American Home Products Corp. ................  25,000                 25,000
Amgen, Inc. .................................             65,000     400,000
ChevronTexaco Corp. .........................  17,700                 17,700
Cisco Systems, Inc. .........................             30,000     100,000
Dresdner RCM International Growth Equity
 Fund........................................            467,826           0
Electronic Data Systems Corp. ...............  22,900                 22,900
Enron Corp. .................................             57,000           0
General Dynamics Corp. ......................  20,000                 20,000
International Business Machines Corp. .......  19,600                 19,600
Johnson & Johnson............................  19,500                 19,500
Kraft Foods, Inc. ...........................  47,500                 47,500
McGraw-Hill Companies, Inc. .................             13,500           0
PepsiCo, Inc. ...............................  10,000                 70,000
Qualcomm, Inc. ..............................             18,000      20,000
Qwest Communications International, Inc. ....             80,000           0
United Parcel Service Class B................  13,600                 43,600
Viacom, Inc. Class B.........................  18,000                 18,000

                         TEN LARGEST PORTFOLIO HOLDINGS
                               December 31, 2001

                                                           MARKET       % OF
SECURITY NAME                                               VALUE    INVESTMENTS
-------------------------------------------------------- ----------- -----------
Amgen, Inc.............................................. $22,576,000    13.6%
Pfizer, Inc.............................................  10,241,450     6.2%
Microsoft Corp..........................................   7,819,860     4.7%
Tyco International Ltd. New.............................   7,068,000     4.3%
General Electric Co.....................................   6,132,240     3.7%
Dresdner RCM MidCap Fund, Inc...........................   6,012,919     3.6%
American International Group, Inc.......................   5,558,000     3.4%
Wal-Mart Stores, Inc....................................   4,604,000     2.8%
SSgA Money Market Fund..................................   4,172,480     2.5%
Federal National Mortgage Association...................   4,054,500     2.4%

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------


INFORMATION ABOUT DIRECTORS AND OFFICERS

                                                                    Number of Portfolios                             Other
                           Current Position(s)    Term of Office      in Fund Complex                            Directorships
 Name, Address                Held with the        and Length of    Principal Occupation(s)      Overseen           Held by
    and Age                      Company            Time Served     During Past Five Years      by Director        Director
 -------------             -------------------  ------------------- --------------------------- --------------- --------------
Erik E. Bergstrom (1)      Chairman of the      Term expires        Private Investor; officer          One           None
221 1st Ave W., Suite 320  Board of Directors   November 2003.      of Federal United
Seattle, WA 98119          (but not an officer) Chairman since      Corporation (a personal
(63)                                            October 1976.       holding company);
                                                                    President and Director
                                                                    of Erik E. and
                                                                    Edith H. Bergstrom
                                                                    Foundation, Inc. (a
                                                                    private foundation
                                                                    which makes grants to
                                                                    charitable organizations),
                                                                    all for more than
                                                                    five years; and President
                                                                    and Director of
                                                                    Bergstrom Advisers, Inc.
                                                                    from June 1976
                                                                    to November 1998.

William L. McQueen (1)(2)  Director, President  Term as Director    Certified Public Accountant        One           None
221 1st Ave W., Suite 320  and Treasurer        expires November    and sole proprietor of
Seattle, WA 98119                               2002. Term as       William L. McQueen &
(71)                                            officer expires     Associates for more than
                                                annually. Director  five years.
                                                and President
                                                since November
                                                1980 and Treasurer
                                                since January 1988.

Norman R. Nielsen          Director             Term expires        Independent consultant             One           None
221 1st Ave W., Suite 320                       November 2002.      since November 2001;
Seattle, WA 98119                               Director since      Director of AtomicTangerine
(60)                                            October 1976.       (a venture consulting
                                                                    affiliate of SRI
                                                                    International) and its
                                                                    predecessors from June 1973
                                                                    to November 2001.

George Cole Scott          Director             Term expires        Account Executive and              One           None
221 1st Ave W., Suite 320                       November 2003.      Investment Advisor
Seattle, WA 98119                               Director since      Representative for
(64)                                            October 1976.       Anderson & Strudwick, Inc.
                                                                    (a securities broker-
                                                                    dealer) for more than five
                                                                    years; President and
                                                                    Portfolio Manager of
                                                                    Closed-End Fund Advisors,
                                                                    Inc. (an investment
                                                                    adviser) since October
                                                                    1996.

William H. Sperber         Director             Term expires        Retired; Chairman,                 One           None
221 1st Ave W., Suite 320                       November 2004.      President, Chief Executive
Seattle, WA 98119                               Director since      Officer and co-founder of
(68)                                            November 1997.      The Trust Company of
                                                                    Washington from July 1992
                                                                    to December 1999; Director
                                                                    and President of Manzanita
                                                                    Capital, Inc. (a holding
                                                                    company for a trust company
                                                                    and a securities broker-
                                                                    dealer and investment
                                                                    adviser) from January 1999
                                                                    to December 1999.

Suzanne M. Schiffler (2)   Secretary            Term expires        Certified Public Accountant
221 1st Ave W., Suite 320                       annually. Secretary for more than five years.
Seattle, WA 98119                               since November
(41)                                            2000.

-------
(1) An "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Bergstrom is an interested person by virtue of the magnitude of his stock ownership in the Company, and Mr. McQueen is an interested person by virtue of his status as President and Treasurer of the Company.
(2) Suzanne M. Schiffler is the daughter of William L. McQueen.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


                                PRIVACY NOTICE

  Bergstrom Capital Corporation (the "Company") collects certain nonpublic personal information about its stockholders of record who are individuals. The Company collects information from forms its stockholders or their brokers provide (such as name, address and tax identification number) and information from its stockholders or their brokers about transactions in the Company's stock its stockholders effect with third parties (such as date and number of shares purchased, sold, transferred or held). The Company may also collect such information through stockholder inquiries by mail, email or telephone.

  The Company does not disclose any nonpublic personal information about its stockholders to anyone, except as permitted by law.

  The Company restricts access to the nonpublic personal information of its stockholders to those employees and service providers (such as the transfer agent and fund administrator) who need to know this information in order to provide services to the Company's stockholders. The Company maintains certain physical and procedural safeguards to help protect this nonpublic personal information.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


                              DISTRIBUTION POLICY

  The Company's distribution policy, which was adopted by the Board of Directors on May 12, 1997, provides for an annual distribution to the Company's stockholders, during the month of June each year, of a cash dividend at the rate of a minimum of 6 percent of the Company's net asset value per share as calculated on the last business day in March of that year. The Board of Directors may modify or terminate the distribution policy at any time at its discretion.

  Under the distribution policy, distributions in any year in excess of the Company's net investment income and net realized capital gains for such year will constitute a return of stockholders' capital. For federal income tax purposes, any return of capital will generally be treated as a non-taxable recovery of basis to the extent of the stockholders' basis in their shares, and as capital gain to the extent that the return of capital is in excess of such basis. The Company will be required to liquidate a portion of its portfolio in order to fund any return of capital. Any return of capital will also reduce the assets of the Company available for investment and will likely have the effect of increasing the Company's expense ratio.

  In any year in which the total of the Company's net investment income and net realized capital gains exceeds the amount distributed for that year under the distribution policy, the Company may, at the discretion of the Board of Directors, retain a portion of the net realized long-term capital gains for such year.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

Assets:
 Investments, at value (see accompanying schedule) (Note 1):
  Short-term investments (cost $14,860,440)                     $ 14,860,440
  Common stocks (cost $102,098,952)                              151,030,377
                                                                ------------
    Total investments (cost $116,959,392)                        165,890,817
 Cash                                                                  5,000
 Receivable for securities sold                                    4,289,964
 Interest and dividends receivable                                   208,420
 Other assets                                                          5,780
                                                                ------------
    Total assets                                                 170,399,981
                                                                ------------
Liabilities:
 Advisory fee payable (Note 5)                                       141,018
 Payable for securities purchased                                  5,506,367
 Other accrued expenses                                               21,053
                                                                ------------
    Total liabilities                                              5,668,438
                                                                ------------
Net assets applicable to 1,000,000 outstanding shares of
 capital stock equivalent to $164.73 per share on December 31,
 2001 (Note 3)                                                  $164,731,543
                                                                ============

STATEMENT OF CHANGES IN NET ASSETS

                                                 YEAR ENDED DECEMBER 31,
                                                    2001          2000
Operations:
 Net investment income                          $    429,886  $    153,572
 Realized gain on investments                      6,359,724    34,863,821
 Decrease in unrealized appreciation             (56,971,560)  (67,841,185)
                                                ------------  ------------
 Net decrease in net assets resulting from
  operations                                     (50,181,950)  (32,823,792)
                                                ------------  ------------
Dividends to stockholders:
 From net investment income                         (569,296)     (153,572)
 From net realized gain on investments            (6,359,724)  (17,596,428)
 Tax return of capital                            (4,320,980)          --
                                                ------------  ------------
    Total dividends to stockholders ($11.25 per
     share-2001; $17.75 per share-2000)          (11,250,000)  (17,750,000)
                                                ------------  ------------
Total decrease in net assets                     (61,431,950)  (50,573,792)
Net assets, beginning of period                  226,163,493   276,737,285
                                                ------------  ------------
Net assets, end of period                       $164,731,543  $226,163,493
                                                ============  ============

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

Investment Income:
 Interest                                                       $    250,189
 Dividends                                                         1,222,607
                                                                ------------
    Total income                                                   1,472,796
                                                                ------------
Expenses:
 Advisory fees (Note 5)                                              568,941
 Directors' fees and expenses (Note 6)                                92,165
 Officer's salary and related expenses (Note 5)                       85,359
 Accounting expenses                                                  57,885
 Legal fees                                                           63,181
 Auditing fees                                                        20,660
 Transfer agent fees and expenses                                     40,197
 Custodian fees                                                       17,548
 Insurance expense                                                    22,894
 Other expenses                                                       23,566
 Stockholders' meeting and reports                                    28,548
 State and other taxes                                                15,466
 Fee for shares listed on American Stock Exchange                      6,500
                                                                ------------
    Total expenses                                                 1,042,910
                                                                ------------
Net investment income ($.43 per share) (Note 2)                      429,886
                                                                ------------
Realized and unrealized gain on investments:
 Realized gain on investments (excluding short-
  term investments):
  Proceeds from sale of securities                 $ 63,841,660
  Cost of securities sold                            57,481,936
                                                   ------------
    Realized gain on investments sold (Notes 2 and
     4)                                                            6,359,724
 Unrealized appreciation of investments:
  Beginning of period                               105,902,985
  End of period                                      48,931,425
                                                   ------------
    Decrease in unrealized appreciation                          (56,971,560)
                                                                ------------
Net loss on investments ($50.61 per share) (Note
 2)                                                              (50,611,836)
                                                                ------------
Net decrease in net assets resulting from
 operations                                                     $(50,181,950)
                                                                ============

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

  There are set forth below income and capital changes per share of capital stock of the Corporation outstanding throughout each period, market value per share at the end of each period, total investment returns for each period, and certain ratios and other supplemental data for each period.

  The total investment returns shown below are a record of past results and should not be regarded as a representation of future results.

                                    FOR THE YEARS ENDED DECEMBER 31
                                ---------------------------------------------
                                 2001      2000      1999     1998     1997
                                -------   -------   -------  -------  -------
Net asset value at beginning
 of period                      $226.16   $276.74   $200.33  $154.51  $136.15
Net investment income (1)           .43       .15       .11      .16      .64
Net realized and unrealized
 gain (loss) on investments      (50.61)   (32.98)    89.80    55.99    24.79
Dividends from:
 Net investment income (2)         (.57)     (.15)     (.11)   (.16)     (.63)
 Net realized gain on
  investments                     (6.36)   (17.60)   (13.39)  (10.59)   (7.87)
 Tax return of capital            (4.32)      --        --       --       --
                                -------   -------   -------  -------  -------
    Total dividends              (11.25)   (17.75)   (13.50)  (10.75)   (8.50)
                                -------   -------   -------  -------  -------
Increase due to purchase of
 Bergstrom stock at less than
 net asset value                    --        --        --       .42     1.43
                                -------   -------   -------  -------  -------
Net asset value at end of
 period                         $164.73   $226.16   $276.74  $200.33  $154.51
                                =======   =======   =======  =======  =======
Market value per share at end
 of period                      $149.75   $224.00   $236.00  $171.00  $142.50
                                =======   =======   =======  =======  =======
Total investment returns:
 Based on market value per
  share (3)                       (29.1)%     6.1%     55.0%    32.1%    37.0%
 Based on net asset value per
  share (4)                       (22.2)%    (8.5)%    50.5%    38.5%    26.5%
Net assets at end of period
 (in millions)                  $   165   $   226   $   277  $   200  $   159
Ratio of expenses to average
 net assets                         .56%      .49%      .53%     .74%     .75%
Ratio of net investment income
 to average net assets              .23%      .06%      .05%     .09%     .43%
Portfolio turnover rate           22.13%    34.69%    40.57%   44.31%   34.07%
Number of shares outstanding
 at end of period (in
 thousands)                       1,000     1,000     1,000    1,000    1,028

(1) Based on weighted average number of shares outstanding.
(2) Based on number of shares outstanding on record date.
(3) Based on market value per share adjusted for reinvestment of dividends and distributions of the federal income tax on net long-term capital gains retained, which tax was paid on behalf of the Corporation's stockholders.
(4) Based on net asset value per share adjusted for dividends and distributions of the federal income tax on net long-term capital gains retained, which tax was paid on behalf of the Corporation's stockholders.

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS
December 31, 2001

 Shares or
 Principal
 Amount                                                    Cost        Value

            Short-Term Investments (9.0%):
  4,172,480 SSgA Money Market Fund                      $ 4,172,480 $ 4,172,480
 $7,000,000 American General Finance Corp., 1.85%
             Note due 01/18/02                            6,993,885   6,993,885
 $3,500,000 American Express Credit Corp., 1.82% Note
             due 02/01/02                                 3,494,515   3,494,515
 $  200,000 Prudential Funding LLC, 1.80% Note due
             02/14/02                                       199,560     199,560
                                                        ----------- -----------
            Total--Short-Term Investments                14,860,440  14,860,440
                                                        ----------- -----------

            Common Stocks (91.0%):
            Aerospace and Defense (1.7%):
     20,000 General Dynamics Corp.                        1,589,773   1,592,800
     18,000 United Technologies Corp.                     1,122,729   1,163,340
                                                        ----------- -----------
                                                          2,712,502   2,756,140
                                                        ----------- -----------

            Air Freight and Couriers (1.4%):
     43,600 United Parcel Service Class B                 2,448,189   2,376,200
                                                        ----------- -----------

            Banks (2.0%):
     41,000 Bank of New York, Inc.                          787,441   1,672,800
     32,000 Citigroup, Inc.                                 550,256   1,615,360
                                                        ----------- -----------
                                                          1,337,697   3,288,160
                                                        ----------- -----------

            Beverages and Food (4.0%):
     33,900 Coca-Cola Co.                                   316,549   1,598,385
     47,500 Kraft Foods, Inc.                             1,588,926   1,616,425
     70,000 PepsiCo, Inc.                                 3,016,639   3,408,300
                                                        ----------- -----------
                                                          4,922,114   6,623,110
                                                        ----------- -----------

            Biotechnology (13.6%):
    400,000 Amgen, Inc. (A)                                 522,450  22,576,000
                                                        ----------- -----------

            Broadcasting (1.1%):
     28,500 Comcast Corp. Special Class A (A)             1,096,321   1,026,000
     18,000 Viacom, Inc. Class B (A)                        844,959     794,700
                                                        ----------- -----------
                                                          1,941,280   1,820,700
                                                        ----------- -----------

            Communication Systems (3.0%):
     40,000 SBC Communications, Inc.                      1,817,596   1,566,800
     61,200 Vodafone Airtouch PLC Sponsored ADR           2,270,711   1,571,616
    134,000 WorldCom, Inc.-WorldCom Group (A)             1,754,367   1,886,720
                                                        ----------- -----------
                                                          5,842,674   5,025,136
                                                        ----------- -----------

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

 Shares or
 Principal
 Amount     Common Stocks--Continued                        Cost       Value

            Computers and Information (1.4%):
     19,600 International Business Machines Corp.        $2,253,751 $ 2,370,816
                                                         ---------- -----------

            Diversified Technology (1.4%):
     95,100 Nokia Corp. Sponsored ADR                       572,851   2,332,803
                                                         ---------- -----------

            Drugs and Health Supplies (6.9%):
     19,500 Johnson & Johnson                             1,156,732   1,152,450
    257,000 Pfizer, Inc.                                  5,674,512  10,241,450
                                                         ---------- -----------
                                                          6,831,244  11,393,900
                                                         ---------- -----------

            Electrical Components (3.7%):
    153,000 General Electric Co.                          3,992,747   6,132,240
                                                         ---------- -----------

            Electronics/New Technology (2.9%):
    100,000 Cisco Systems, Inc. (A)                         765,732   1,811,000
     63,000 Intel Corp.                                   1,626,125   1,981,350
     20,000 Qualcomm, Inc. (A)                              582,429   1,010,000
                                                         ---------- -----------
                                                          2,974,286   4,802,350
                                                         ---------- -----------

            Financial Services, Diversified (2.4%):
     51,000 Federal National Mortgage Association         3,936,924   4,054,500
                                                         ---------- -----------

            Health Care Equipment and Supplies (0.9%):
     40,000 Waters Corp. (A)                              1,257,496   1,550,000
                                                         ---------- -----------

            Industrial Machinery (4.2%):
    120,000 Tyco International Ltd. New                     593,161   7,068,000
                                                         ---------- -----------

            Insurance (4.9%):
     70,000 American International Group, Inc.              791,724   5,558,000
     23,500 Marsh & McLennan Companies, Inc.              1,854,663   2,525,075
                                                         ---------- -----------
                                                          2,646,387   8,083,075
                                                         ---------- -----------

            Medical Supplies (1.4%):
     15,000 Abbott Laboratories                             737,401     836,250
     25,000 American Home Products Corp.                  1,429,305   1,534,000
                                                         ---------- -----------
                                                          2,166,706   2,370,250
                                                         ---------- -----------

            Petroleum Services (2.0%):
     17,700 ChevronTexaco Corp.                           1,577,746   1,586,097
     31,000 Schlumberger Ltd.                             2,006,608   1,703,450
                                                         ---------- -----------
                                                          3,584,354   3,289,547
                                                         ---------- -----------

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

 Shares or
 Principal
 Amount     Common Stocks--Continued                      Cost        Value

            Pharmaceuticals (9.9%):
     26,500 Bristol-Myers Squibb Co.                  $    465,082 $  1,351,500
      7,800 Genentech, Inc. (A)                            623,795      423,150
     40,000 GlaxoSmithKline PLC Sponsored ADR            2,117,414    1,992,800
      8,400 Human Genome Sciences, Inc. (A)                581,059      283,248
     50,000 Lilly Eli & Co.                              1,686,551    3,927,000
     54,000 Merck & Co., Inc.                            4,174,406    3,175,200
     23,000 Millennium Pharmaceuticals, Inc. (A)         1,278,762      563,730
     79,000 Pharmacia Corp.                              4,233,364    3,369,350
     36,000 Schering-Plough Corp.                        1,875,519    1,289,160
                                                      ------------ ------------
                                                        17,035,952   16,375,138
                                                      ------------ ------------

            Regulated Investment Companies (4.4%):
     40,784 Dresdner RCM Global Technology Fund (B)      2,162,124    1,245,550
  2,395,585 Dresdner RCM MidCap Fund, Inc. (B)           8,073,122    6,012,919
                                                      ------------ ------------
                                                        10,235,246    7,258,469
                                                      ------------ ------------

            Retail Trade (8.9%):
     49,500 Colgate Palmolive Co.                        1,893,503    2,858,625
     39,500 Home Depot, Inc.                               813,402    2,014,895
      4,000 Kimberly Clark Corp.                           253,893      239,200
     37,000 Safeway, Inc. (A)                            1,335,330    1,544,750
     41,000 Sysco Corp.                                  1,009,600    1,075,020
     71,000 Walgreen Co.                                 1,942,063    2,389,860
     80,000 Wal-Mart Stores, Inc.                        3,416,305    4,604,000
                                                      ------------ ------------
                                                        10,664,096   14,726,350
                                                      ------------ ------------

            Software and Processing (8.9%):
     48,300 America Online Time Warner Inc. (A)          1,698,111    1,550,430
     12,000 Check Point Software Technologies, Ltd.
             (A)                                           649,388      478,680
     22,900 Electronic Data Systems Corp.                1,552,386    1,569,795
    118,000 Microsoft Corp. (A)                          5,216,616    7,819,860
     57,000 Oracle Corp. (A)                             1,549,514      787,170
     24,500 Siebel Systems, Inc. (A)                     1,943,330      685,510
     41,625 Veritas Software Co. (A)                     1,017,500    1,866,048
                                                      ------------ ------------
                                                        13,626,845   14,757,493
                                                      ------------ ------------

            Totals--Common Stocks                      102,098,952  151,030,377
                                                      ------------ ------------
            Totals--Investments                       $116,959,392 $165,890,817
                                                      ============ ============

(A) Non-income producing securities.
(B) Regulated investment company advised by Dresdner RCM Global Investors LLC, the Corporation's investment adviser.

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

  The Corporation is registered under the Investment Company Act of 1940 as a nondiversified, closed-end management company. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation--Securities traded on national exchanges are valued at the closing prices on the last business day of the reporting period. Over-the-counter securities and listed securities not traded on that day are valued at the bid prices (asked prices for short open positions) at the close of business on that day. Securities not publicly traded are valued at fair value as determined by the Board of Directors. Cost of securities is determined on the specific identification basis. Short-term notes which mature in sixty days or less from the last day of the reporting period are valued at amortized cost, which approximates market value. Short-term notes which mature in more than sixty days are valued at the quoted yield equivalent on the last day of the reporting period for securities of a comparable maturity, quality, and type.

B. Security transactions and related investment income--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to stockholders are recorded on the ex-dividend dates and interest income is recorded on the accrual basis. Realized gains and losses on investments sold are computed on the basis of identified cost.

C. Use of estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. Short sales--The Corporation may make short sales of securities for either speculative or hedging purposes. When the Corporation makes a short sale, it borrows the securities sold short from a broker and places cash and/or securities with that broker as collateral for the securities borrowed. The Corporation may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Corporation will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Corporation replaces the borrowed securities.

NOTE 2--FEDERAL INCOME TAXES

  No provision has been made for federal taxes on net investment income because the Corporation has elected to be taxed as a regulated investment company under the Internal Revenue Code, and intends to maintain this qualification and to distribute each year all of its taxable net investment income to its stockholders in accordance with the minimum distribution requirements of the Internal Revenue Code. In addition, under the Internal Revenue Code, the Corporation may, but need not, distribute net long-term capital gains realized. It is the presently declared policy of the Board of Directors, which is subject to review by the Board of Directors from time to time, that in any year in which the Corporation is taxed as a regulated investment company, all or a portion of the net long-term capital gains realized by the Corporation for such year may be retained by the Corporation, taxes thereon paid by the Corporation and appropriate credit therefore allowed to the stockholders of the Corporation, all as provided in Section 852(b)(3)(D) of the Internal Revenue Code. The annual dividend paid on June 11, 2001 was in excess of the Corporation's net investment income and net realized capital gains for the year 2001. This excess constituted, in part, a return of stockholders' capital and, in part, a distribution of prior years earnings and profits.

  For federal income tax purposes at December 31, 2001 the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost is $59,499,029, the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value is $10,567,604, the net unrealized appreciation for securities held is $48,931,425 and the aggregate cost of securities for federal income tax purposes is $116,959,392.

NOTE 3--CAPITAL STOCK

  At December 31, 2001 the issued and outstanding capital stock of the Corporation consists of 1,000,000 shares of $1 par value capital stock (1,505,462 shares are authorized). Net assets consist of capital paid in of $115,800,118 (including $111,962,160 of net long-term capital gains retained by the Corporation, net of federal income taxes paid thereon on behalf of its stockholders) and unrealized appreciation of $48,931,425. Undistributed net investment income at December 31, 2000 was $268,190. Of this amount, $139,410 was accumulated earnings and profits from prior years, which was distributed as part of the dividend paid on June 11, 2001 and $128,780 was reclassified as capital paid in due to permanent book to tax differences.

NOTE 4--SECURITIES

  During the year ended December 31, 2001, the cost of securities purchased and the proceeds from securities sold, other than short-term investments, aggregated $39,195,303 and $63,841,660 respectively.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS--Continued

NOTE 5--INVESTMENT ADVISORY CONTRACT AND PAYMENTS TO AFFILIATES

  The Corporation's advisory contract with Dresdner RCM Global Investors LLC ("Dresdner RCM") provides for an advisory fee determined by multiplying the market value of the Corporation's cash and securities as of the close of business on the last day of each calendar quarter by one-fourth of the applicable annual advisory fee rate. The annual advisory fee rates are .70% on the first $10,000,000, .60% on the next $10,000,000, .50% on the next
$20,000,000, .35% on the next $20,000,000, .30% on the next $40,000,000, and
..25% on sums exceeding $100,000,000. The advisory contract with Dresdner RCM also provides that shares of any investment company advised by Dresdner RCM or any affiliate of Dresdner RCM shall not be considered securities for purposes of determining advisory fees.

  Officer's salary and related expenses in the amount of $85,359 have been paid by the Corporation during the year ended December 31, 2001 to an officer of the Corporation for certain financial, compliance and other administrative services.

NOTE 6--DIRECTORS' FEES

  Directors' fees and expenses in the amount of $92,165 have been paid in 2001. None of the directors were affiliated with the investment advisor to the Corporation.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Bergstrom Capital Corporation:

We have audited the accompanying statement of assets and liabilities of Bergstrom Capital Corporation (the "Corporation"), including the schedule of investments, as of December 31, 2001 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bergstrom Capital Corporation as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston , Massachusetts
February 1, 2002

BERGSTROM CAPITAL CORPORATION
221 First Avenue West, Suite 320
Seattle, Washington 98119-4224
(206) 283-0539